UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2008

ClearPoint Business Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51200	98-0434371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Manor Drive, Suite 110, Chalfont, PA	18914
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:            (215) 997-7710

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

This Amended Current Report on Form 8-K/A of ClearPoint Business Resources, Inc. (the “Company”) is being filed with the Securities and Exchange Commission (the “SEC”) to file as exhibits the material documents and agreements related to the transactions originally reported in the Company’s Current Report on Form 8-K filed with the SEC on June 26, 2008 (the “Original Report”). The descriptions of the agreements and other documents in the Original Report and as set forth herein do not purport to be complete and are qualified in their entirety by reference to the full text of those documents, which are attached hereto as Exhibits 4.1-4.16, 10.1-10.11 and 10.14-10.18 and are incorporated by reference herein. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Original Report.

In addition, in connection with the financing transaction with ComVest Capital, LLC (“ComVest”) described in the Original Report, on June 30, 2008, the former shareholders of StaffBridge, Inc. (the “StaffBridge Shareholders”), creditors of the Company, executed a certain Debt Extension Agreement (the “Debt Extension Agreement”) and entered into a Subordination Agreement (the “Subordination Agreement”) with ComVest and ClearPoint Resources, Inc., the Company’s wholly-owned subsidiary (“CPR”).

As previously disclosed in the Company’s filings with the SEC, on August 14, 2006, CPR acquired 100% of the common stock of StaffBridge, Inc. for cash and a note payable to the StaffBridge Shareholders in the amount of $450,000 due December 31, 2007 (the “StaffBridge Note”). On December 31, 2007, the StaffBridge Note was amended to extend the maturity date to June 30, 2008. In addition, the amount of the note was increased to $486,690 to include accrued interest and the interest rate was increased from 6% to 8% per annum payable in monthly installments.

Pursuant to the Debt Extension Agreement, the StaffBridge Shareholders agreed that, in connection with the receipt from the Company of $150,000 payable for work performed by TSP 2, Inc., an entity controlled by certain StaffBridge Shareholders and a contractor for the Company (“TSP”), the StaffBridge Note was amended, effective June 30, 2008, to extend the maturity date to December 31, 2008 and to reduce the outstanding principal amount to approximately $336,690. Upon the Company’s payment of an additional $150,000 and any additional amounts then outstanding for work performed by TSP, the StaffBridge Shareholders agreed to amend the StaffBridge Note to further extend the maturity date to June 30, 2009.

Pursuant to the Subordination Agreement, the StaffBridge Shareholders agreed to subordinate the Company’s obligations to them under the StaffBridge Note to the ComVest Obligations. So long as no event of default under the Loan Agreement with ComVest has occurred, the Company may continue to make scheduled payments of principal and accrued interest when due in accordance with the StaffBridge Note. In the case of an event of default under the Loan Agreement, the Company may not pay and the StaffBridge Shareholders may not seek payment on the StaffBridge Note until the ComVest Obligations have been satisfied in full. The Subordination Agreement also sets forth priorities among the parties with respect to distributions of the Company’s assets made for the benefit of the Company’s creditors.

The Debt Extension Agreement and the Subordination Agreement (collectively, the “StaffBridge Agreements”) also include various other provisions, as applicable, customary for the transactions of this nature. The foregoing is a summary of the material provisions of the StaffBridge Agreements. This summary is not intended to be complete and is qualified in its entirety by reference to the StaffBridge Agreements.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Amended Current Report on Form 8-K/A files as exhibits the agreements relating to events required to be reported by this Item 5.02 and which were described in the Original Report. The descriptions of such agreements in the Original Report and as set forth herein do not purport to be complete and are qualified in their entirety by reference to the full text of those documents, which are attached hereto as Exhibits 10.12 and 10.13 and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Demand Promissory Note issued to Michael Traina dated June 6, 2008.

4.2	Form of Demand Promissory Note issued to Parker Drew dated June 6, 2008.

4.3	Form of Demand Promissory Note issued to Terra Nova Partners, L.P. dated June 6, 2008.

4.4	Form of Warrant issued to ComVest Capital, LLC dated June 20, 2008.

4.5	Form of Warrant issued to Manufacturers and Traders Trust Company to purchase 1,200,000 shares of common stock dated June 20, 2008.

4.6	Form of Warrant issued to Manufacturers and Traders Trust Company to purchase 300,000 shares of common stock dated June 20, 2008.

4.7	Form of Warrant issued to Alyson P. Drew dated June 20, 2008.

4.8	Form of Warrant issued to B&N Associates, LLC dated June 20, 2008.

4.9	Form of Warrant issued to Fergco Bros. Partnership dated June 20, 2008.

4.10	Form of Warrant issued to Matthew Kingfield dated June 20, 2008.

4.11	Form of Revolving Credit Note issued to ComVest Capital, LLC dated June 20, 2008.

4.12	Form of Term Note issued to ComVest Capital, LLC dated June 20, 2008.

4.13	Form of 8% Amended and Restated Demand Promissory Note issued to Michael Traina dated June 26, 2008.

4.14	Form of 8% Amended and Restated Demand Promissory Note issued to Parker Drew dated June 26, 2008.

4.15	Form of 8% Amended and Restated Demand Promissory Note issued to Terra Nova Partners, L.P. dated June 26, 2008.

4.16	Registration Rights Agreement by ClearPoint Business Resources for the benefit of ComVest and M&T dated June 20, 2008.

10.1	Revolving Credit and Term Loan Agreement by and between ComVest Capital, LLC and ClearPoint Business Resources, Inc. dated as of June 20, 2008.

10.2	Guaranty Agreement in favor of ComVest Capital, LLC made by each of the entities set forth on the signature page, dated June 20, 2008.

10.3	Collateral Agreement by and among ClearPoint Business Resources, Inc., those subsidiaries set forth on the signature page and ComVest Capital, LLC dated June 20, 2008.

10.4	Validity Guaranty by and among ComVest Capital, LLC, ClearPoint Business Resources, Inc. and Michael D. Traina dated June 20, 2008.

10.5	Validity Guaranty by and among ComVest Capital, LLC, ClearPoint Business Resources, Inc. and John Phillips dated June 20, 2008.

10.6	Subordination Agreement by and among ComVest Capital, LLC; B&N Associates, LLC; Alyson P. Drew; Fergco Bros. Partnership; Matthew Kingfield; and ClearPoint Resources, Inc. dated June 20, 2008.

10.7	Subordination and Intercreditor Agreement by and between ComVest Capital, LLC and Manufacturers and Traders Trust Company dated June 20, 2008.

10.8	Loan Modification and Restructure Agreement among ClearPoint Business Resources, Inc., its subsidiaries listed on the signature page thereto, Manufacturers and Traders Trust Company dated June 20, 2008.

10.9	Voting Agreement and Irrevocable Proxy among Michael Traina, Christopher Ferguson and Vahan Kololian dated June 20, 2008.

10.10	Letter Agreement among ClearPoint Business Resources, Inc., ALS, LLC and its subsidiaries dated June 20, 2008.

10.11	Subordination Agreement issued by ALS to ComVest Capital, LLC, ClearPoint Business Resources, Inc. and Manufacturers and Traders Trust Company dated June 20, 2008.

10.12*	Employment Agreement among ClearPoint Business Resources, Inc. and John G. Phillips dated June 20, 2008.

10.13*	Separation of Employment Agreement and General Release among ClearPoint Business Resources, Inc. and Kurt Braun dated June 20, 2008.

10.14	Notice of Extension of Maturity Date of 12% Amended and Restated Note issued to Alyson P. Drew, dated June 25, 2008.

10.15	Notice of Extension of Maturity Date of 12% Amended and Restated Note issued to Fergco Bros Partnership, dated June 25, 2008.

10.16	Notice of Extension of Maturity Date of 12% Amended and Restated Note issued to B&N Associates, LLC, dated June 25, 2008.

10.17	Notice of Extension of Maturity Date of 12% Amended and Restated Note issued to Matthew Kingfield, dated June 25, 2008.

10.18	Advisory Services Agreement by and between ClearPoint Business Resources, Inc. and TerraNova Management Corp. dated June 26, 2008.

*	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2008

CLEARPOINT BUSINESS RESOURCES, INC.

By:	/s/ Michael Traina
Name: Michael Traina Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Demand Promissory Note issued to Michael Traina dated June 6, 2008.

4.2	Form of Demand Promissory Note issued to Parker Drew dated June 6, 2008.

4.3	Form of Demand Promissory Note issued to Terra Nova Partners, L.P. dated June 6, 2008.

4.4	Form of Warrant issued to ComVest Capital, LLC dated June 20, 2008.

4.5	Form of Warrant issued to Manufacturers and Traders Trust Company to purchase 1,200,000 shares of common stock dated June 20, 2008.

4.6	Form of Warrant issued to Manufacturers and Traders Trust Company to purchase 300,000 shares of common stock dated June 20, 2008.

4.7	Form of Warrant issued to Alyson P. Drew dated June 20, 2008.

4.8	Form of Warrant issued to B&N Associates, LLC dated June 20, 2008.

4.9	Form of Warrant issued to Fergco Bros. Partnership dated June 20, 2008.

4.10	Form of Warrant issued to Matthew Kingfield dated June 20, 2008.

4.11	Form of Revolving Credit Note issued to ComVest Capital, LLC dated June 20, 2008.

4.12	Form of Term Note issued to ComVest Capital, LLC dated June 20, 2008.

4.13	Form of 8% Amended and Restated Demand Promissory Note issued to Michael Traina dated June 26, 2008.

4.14	Form of 8% Amended and Restated Demand Promissory Note issued to Parker Drew dated June 26, 2008.

4.15	Form of 8% Amended and Restated Demand Promissory Note issued to Terra Nova Partners, L.P. dated June 26, 2008.

4.16	Registration Rights Agreement by ClearPoint Business Resources for the benefit of ComVest and M&T dated June 20, 2008.

10.1	Revolving Credit and Term Loan Agreement by and between ComVest Capital, LLC and ClearPoint Business Resources, Inc. dated as of June 20, 2008.

10.2	Guaranty Agreement in favor of ComVest Capital, LLC made by each of the entities set forth on the signature page, dated June 20, 2008.

10.3	Collateral Agreement by and among ClearPoint Business Resources, Inc., those subsidiaries set forth on the signature page and ComVest Capital, LLC dated June 20, 2008.

10.4	Validity Guaranty by and among ComVest Capital, LLC, ClearPoint Business Resources, Inc. and Michael D. Traina dated June 20, 2008.

10.5	Validity Guaranty by and among ComVest Capital, LLC, ClearPoint Business Resources, Inc. and John Phillips dated June 20, 2008.

10.6	Subordination Agreement by and among ComVest Capital, LLC; B&N Associates, LLC; Alyson P. Drew; Fergco Bros. Partnership; Matthew Kingfield; and ClearPoint Resources, Inc. dated June 20, 2008.

10.7	Subordination and Intercreditor Agreement by and between ComVest Capital, LLC and Manufacturers and Traders Trust Company dated June 20, 2008.

10.8	Loan Modification and Restructure Agreement among ClearPoint Business Resources, Inc., its subsidiaries listed on the signature page thereto, Manufacturers and Traders Trust Company dated June 20, 2008.

10.9	Voting Agreement and Irrevocable Proxy among Michael Traina, Christopher Ferguson and Vahan Kololian dated June 20, 2008.

10.10	Letter Agreement among ClearPoint Business Resources, Inc., ALS, LLC and its subsidiaries dated June 20, 2008.

10.11	Subordination Agreement issued by ALS to ComVest Capital, LLC, ClearPoint Business Resources, Inc. and Manufacturers and Traders Trust Company dated June 20, 2008.

10.12*	Employment Agreement among ClearPoint Business Resources, Inc. and John G. Phillips dated June 20, 2008.

10.13*	Separation of Employment Agreement and General Release among ClearPoint Business Resources, Inc. and Kurt Braun dated June 20, 2008.

10.14	Notice of Extension of Maturity Date of 12% Amended and Restated Note issued to Alyson P. Drew, dated June 25, 2008.

10.15	Notice of Extension of Maturity Date of 12% Amended and Restated Note issued to Fergco Bros Partnership, dated June 25, 2008.

10.16	Notice of Extension of Maturity Date of 12% Amended and Restated Note issued to B&N Associates, LLC, dated June 25, 2008.

10.17	Notice of Extension of Maturity Date of 12% Amended and Restated Note issued to Matthew Kingfield, dated June 25, 2008.

10.18	Advisory Services Agreement by and between ClearPoint Business Resources, Inc. and TerraNova Management Corp. dated June 26, 2008.

*	Management contract or compensatory plan or arrangement.